________________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC   20549

                                _______________

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934



                               January 31, 2001
                            (Date of earliest event
                                   reported)



                                CSX Corporation
                 (Exact name of registrant as specified in its
                                   charter)




       Virginia                 1-8022                    62-1051971
      (State of           (Commission File              (IRS Employer
   Incorporation )              No.)                 Identification No.)




                    One James Center, 901 East Cary Street
                           Richmond, Virginia 23219
                   (Address of principal executive offices,
                              including zip code)


                                (804)-782-1400
                        (Registrant's telephone number,
                             including area code)


                                      N/A
                      (Former name or former address, if
                          changed since last report)



Item 5. Other Events

As previously reported by the Registrant, CSX Corporation ("CSX"), in its Form 10Q for the quarter ended September 29, 2000, CSX sold its wholly owned logistics subsidiary, CTI Logistx on September 22, 2000. CSX has restated its financial statements for the following periods to reflect its logistics segment as a discontinued operation: 1) for each of the three years in the period ended December 31, 1999; 2) for the three month period ended March 31, 2000; and 3) for the three and six month period ended June 30, 2000. The restated financial statements, together with other restated financial information, are filed herewith as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.

________________________________________________________________________________

Item 7. Financial Statements and Exhibits.
(c) Exhibits.

  23.1     Consent of Independent Auditors

  99.1 Restated financial statements and related financial information for the period ended December 31, 1999

  99.2 Restated financial statements and related financial information for the three month period ended March 31, 2000

  99.3 Restated financial statements and related financial information for the three and six month period ended June 30, 2000



                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CSX Corporation
                                   (Registrant)

                                By:/s/ James L. Ross
                                Name: James L. Ross
                                Title: Vice President and Controller

Dated: January 31, 2001

                               INDEX TO EXHIBITS

 Exhibit   Exhibit
   No.

   23.1    Consent of Independent Auditors.

   99.1 Restated financial statements and related financial information for the period ended December 31, 1999

   99.2 Restated financial statements and related financial information for the period ended March 31, 2000

   99.3 Restated financial statements and related financial information for the periods ended June 30, 2000